Exhibit 99.1

Graphjet Technology Finalizing Annual Report

Company to complete 2024 audit and file by end of June

KUALA LUMPUR, Malaysia, May 27, 2025 (GLOBE NEWSWIRE) -- Graphjet Technology (the “Company”) (Nasdaq:GTI), a leading developer of patented technologies to produce graphite and graphene directly from agricultural waste, today announced that it is finalizing the financial statements for the fiscal year ended December 31, 2024. The Company is working closely with its independent registered public accounting firm to complete the audit of the financial statements, and the Company aims to file its Annual Report on Form 10-K by end of June.

The Company is sparing no effort to ensure that the audit of the financials is completed in the most expedient manner. After the completion of the audit, the Company will then turn its effort to complete the financial statements for its filing of Form 10-Q for the first quarter of 2025.

Mr. Aiden Lee, a founder of the Company, who had recently increased his stake in the Company, had made the following statement “I am confident of the new board of directors following changes in leadership made earlier this year. The board now comprises of various professionals that can focus on achieving the Company’s goal and this new management will have the necessary experience and knowledge to steer the Company forward to greater heights.”

About Graphjet Technology Sdn. Bhd.

Graphjet Technology Sdn. Bhd. (Nasdaq: GTI) was founded in 2019 in Malaysia as an innovative graphene and graphite producer. Graphjet Technology has the world’s first patented technology to recycle palm kernel shells generated in the production of palm seed oil to produce single layer graphene and artificial graphite. Graphjet’s sustainable production methods utilizing palm kernel shells, a waste agricultural product that is common in Malaysia, will set a new shift in graphite and graphene supply chain of the world. For more information, please visit https://www.graphjettech.com/.

Cautionary Statement Regarding Forward-Looking Statements

The information in this press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) changes in the markets in which Graphjet competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that Graphjet will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) Graphjet is beginning the commercialization of its technology and it may not have an accurate estimate of future capital expenditures and future revenue; (iv) statements regarding Graphjet’s industry and market size; (v) financial condition and performance of Graphjet, including the anticipated benefits, the implied enterprise value, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Graphjet; (vi) Graphjet’s ability to develop and manufacture its graphene and graphite products; and (vii) those factors discussed in our filings with the SEC. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the documents to be filed by Graphjet from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and while Graphjet may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable law. Graphjet does not give any assurance that Graphjet will achieve its expectations.

Graphjet Technology Contacts

Investors

GraphjetIR@icrinc.com

Media

GraphjetPR@icrinc.com